
LIVE X LIVE
INVESTOR PRESENTATION
NASDAQ: LIVX
SEPTEMBER 2019

Safe Harbor

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company's and Slacker's growth strategy, including relating to their technology platforms and applications, management's relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on June 24, 2019, Quarterly Report on Form 10-Q, filed with the SEC on November 8, 2019, and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of November 25, 2019. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

LIVE XLIVE


LIVEXLIVE
The world's leading social music platform devoted to the live music experience, internet radio, music video content and music culture
We give brands, fans and bands the best seat in the house
LIVE XLIVE

UNMET DEMAND FOR LIVE MUSIC

- **Over 250 million paid music subscribers globally today**
- **Goldman Sachs projects 1.2 billion+ paid subscribers in 2030**

GROWTH OF MOBILE


2021
3.8 Billion
1.6 Billion
2014

Over 3.8 billion smartphone users projected globally by 2021

LOVE OF LIVE MUSIC


COACHELLA

+30M people attend at least one music festival in the U.S. annually
52% of U.S. attended a live music event in 2018

DESIRE FOR PREMIUM CONTENT

NETFLIX

Disney+

MUSIC

Spotify

Subscribers
158 million Netflix 113 million Spotify
60 million Apple
10 million 1st day Disney+

ACCEPTANCE OF LIVE STREAMING


Forbes
STREAMING
GROWS UP

Users watch live video 3x longer and comment 10 times more than recorded footage

Source: IFPI, BBC, Billboard, Emarketer, Facebook Live, Forbes, The Verge, Statista, Nielson

LIVE XLIVE

POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS



U.S. LIVE MUSIC
'16-'20 CAGR: 1.1%
$28.0B
$29.5B
GLOBAL DIGITAL MUSIC STREAMING
'16-'20 CAGR: 19.6%
$5.4B
$11.1B
'16-'20 CAGR: 11.5%
$19.6B
$30.3B
GLOBAL OTT/STREAMING

Source: IBISWorld, PWC

LIVEXLIVE at a Glance

- *Fiscal Year 2019: 51M+ Livestreams, 24 Live Events, 360+ hours of content*

Festival Livestreams

62M+
- Live Streams YTD vs. +51MM in FY19

25
- Music Events (YTD)

230+
- Artists Streamed (YTD)

Reach & Platforms

179+
- Countries Reached by Live Music Streaming

775K+
- Paid Subscribers (YTD)

1.1M+
- Monthly Active Users (YTD)

Original Content

275+
- Hours of Live Music (YTD)

Platforms
- O&O
- Facebook
- YouTube
- Twitch
- Twitter
- Daily Motion
- STIRR

Note: LIVX's fiscal year ends March 31st
YTD progress denotes 3/31/2019 – 11/8/2019

LIVE XLIVE

Aggregating the Most Festivals in One Place

2,000+ Music Festivals Worldwide



COUNTDOWN
BUMBERSHOOT 2018
Rolling Loud
95.5 KLOS
SATURDAY, JUNE 22
LA WATERFRONT
GNARLYTOWN
BIKES, BOARDS + BANDS
ALT SUMMER CAMP 2019
paléo FESTIVAL NYON
DREAMSTATE
HARD
SUMMER MUSIC FESTIVAL
LIFE IS BEAUTIFUL
ESCAPE
MAD DECENT
ELECTRIC FOREST
iHeartRADIO
ALTer EGO 19
JAN. 19TH
FORUM
#IHEARTALT
CAMP ANARCHY
iHeartRADIO WANGO TANGO
iHeart RADIO FIESTA LATINA 2018
GLOBAL DANCE FESTIVAL
OHANA FESTIVAL
HANGOUT
Rolling Loud BAY AREA
COUNTRY 500
audiotistic
SZIGET
SURF CITY BLITZ
DAYTIME STAGE
iHeart COUNTRY FESTIVAL
DECADENCE
MAC MILLER
A CELEBRATION OF LIFE
NOCTURNAL WONDERLAND
iHeartRADIO ICONS MADONNA
DREAMSTATE
SOUTHERN CALIFORNIA
BASSRUSH
SZIGET

FY'20 POTENTIAL STREAMING LINEUP – 2x YoY SOCIAL REACH

DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA | TAYLOR SWIFT | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL | AVENGED SEVENFOLD| MUSE | RICK ROSS | LORDE | ZEDD | J. COLE | FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | JONAS BROS| AFROJACK | WAKA FLOCKA FLAME| A$AP ROCKY | FRENCH MONTANA |THE KILLERS | TYLER, THE CREATOR| MARTIN GARRIX |THIRTY SECONDS TO MARS | ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT | LIL PUMP|LIL UZI VERT | TIM MCGRAW| MIGOS | FEARNE COTTON | 21 SAVAGE | DJ SNAKE| THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO | ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD | BUGZY MALONE | XXXTENTACION | KODAK BLACK| W&W | ZARA LARSSON | JACK JOHNSON | MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS | KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE |

FY'19 SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM FY'18 OF 1.1 BILLION

* SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS

LIVE XLIVE

DISTRIBUTION: A GLOBAL STREAMING SERVICE

LiveXLive streams in over +170 countries around the world.



NEW UNIFIED PRODUCT – Live + Audio TOGETHER FOR THE FIRST TIME


LIVE
LIVE
POWERED BY SLACKER
GET STARTED
The Weekly Pop 40
Bebe Rexha roars into the top 10.
PLAY FAVORITES RADIO
Featured Videos
Coachella Recap
Past Events

Services combine recorded music, live music, audio and video including the U.S., music libraries of:

SONY MUSIC

UNIVERSAL MUSIC GROUP

WARNER MUSIC GROUP

LIVE XLIVE

Original Content:
LiveZone

- Launched in December 2018
- Powerful platform for brands and sponsors to extend their audience reach via advertising and partnerships
- In-house production
- Top-tier broadcast facilities
- Best-in-class crew

▶ **LiveXLive can produce premium live events for $20K/hr.** (compared to current industry comps at $500K/hr.)



KIA
KIA
LIVE XLIVE

Link to Vimeo: vimeo.com/310841546

DISTRIBUTION CHANNELS

Desktop Mobile OTT

android
Samsung SMART TV
iOS
tv
Roku
amazon fireTV

YouTube
twitch
STIRR
Tencent 腾讯
Oath:
A Verizon company
dailymotion

AEG
PRESENTS
iHeartMEDIA
INSOMNIAC
Loudwire
REVOLVER
mass appeal
TASTE OF COUNTRY

verizon✓
T · · Mobile
TESLA
Sprint
SONY
TOYOTA

LIVE XLIVE

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS


JOHANNES BARTL


AMANDA CERNY


JAKE PAUL


KING BACH


JUSTIN ROBERTS



Jake Paul: "It's Everyday Bro" First Live Performance Exclusive
1,163,723 views

LIVEXLIVE INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS

ARTISTS


POST MALONE


JUSTIN BIEBER


SHAWN MENDES


CHARLIE PUTH


ED SHEERAN


POST MALONE

Post Malone – Sunflower at Rolling Loud
+3,5000,000 Festival liveviews

POST MALONE AT ROLLING LOUD - LA, STREAMED BY LIVEXLIVE

LIVE XLIVE

Monetization & Services

INTEGRATED MARKETING

DATA

TRANSCTIONS

IN-CHANNEL PURCHASES

ADVERTISERS

SUBSCRIPTION REVENUE

SPONSORSHIPS

Future Monetization Path

Present Monetization Path

PAID SUBSCRIPTION SERVICES

- Substantial growth in paid subs and quarterly revenue over the past 1.5 years


In ($000s)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Revenue
Paid Subscribers

LIVE X LIVE

INITIAL SPONSORSHIP TRACTION

- KIA
- SAMSUNG
- DOS EQUIS


KIA



SELECT FINANCIALS – SUBSTANTIAL GROWTH

- Full year March 31, 2020 guidance Revenue ($38M-$40M) and Adj Ops Loss* ($12M-$14M)



FY '18 vs FY '19
+350% YOY Revenue growth
$33.7M
$7.2M
FY 2018
($6.1M)
FY 2019
($12.6M)
1H '19 vs 1H '20
+22% YOY Revenue growth
$19.1M
$15.6M
1H '19
($8.1M)
1H '20
($8.2M)
Revenue
Adj Ops Income (Loss)*

* Adj. Operating Income (Loss) – see definition on p.18 / slide

SELECT FINANCIALS – 1H 2020 RESULTS

During the the Q2 quarter ended September 30, 2019, LiveXLive raised $9.6M in net proceeds by issuing 5.0M shares of common stock.

(USD $ in Millions)	Six Months Ended September 30, 2019
Revenue	$19.1
Adjusted Operating Income (Loss) [1]	($8.2)
Cash & Cash Equivalents	$16.1
Total Debt [2]	$15.8
Total Stockholder's Equity	$4.3
Shares Outstanding [3]	57,834,822
Fully Diluted Shares Outstanding [4]	68,084,209

1 Adj. Operating Income (Loss), a non-GAAP term, is defined as operating income (loss) before (a) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) legal, accounting and other professional fees directly attributable to acquisition activity, (c) employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) certain non-recurring expenses associated with legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (e) depreciation and amortization (including goodwill impairment, if any), and certain stock-based compensation expense.

2 Composed of senior secured and unsecured convertible notes, net of discounts.

3 As of 9/30/2019. Includes 5,000,000 shares of common stock sold in a registered direct offering effective July 30, 2019, raising net proceeds of approximately $9.6 million.

4 This number includes 167,363 warrants outstanding, 7,453,514 options and RSUs outstanding and 2,628,510 shares issuable underlying the Company's unsecured convertible notes and as of September 30, 2019.

World Class Management Team

Robert Ellin
CHAIRMAN & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital Group

Michael Zemetra
CFO

Seasoned executive with extensive financial and operational experience in building, managing and scaling large global organizations, systems and operations

Mike Bebel
SENIOR EXECUTIVE VICE PRESIDENT

Music industry veteran & digital music service entrepreneur with more than 20 years of global operating experience

Dermot McCormack
PRESIDENT

Renowned music industry executive, with expertise from content development to technology, growth strategies and monetization.

Jerry Gold
DIRECTOR & CSO

Music & entertainment executive for the past 37 years, including serving as the Executive VP & CFO of Warner Music Group for nearly a decade

Doug Schaer
COO

Experienced entrepreneur & business strategist who specializes in franchise asset development & foundation building in the entertainment & sports sectors

Jackie Stone
CMO

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty.

David Schulhof
CDO

Executive with more than 20 years of experience in the music, digital media & private equity sectors

Jason Miller
HEAD OF GLOBAL SALES

National brand advertising developer who has integrated solutions across audio, video, digital, social, mobile, & event platforms

Rahman Dukes
HEAD OF URBAN PROGRAMMING

A digital pioneer of hip hop and hip hop culture and an entrepreneur who has created and produced original content across TV, radio and web

Kevin Stapleford
VP OF PROGRAMING

Content development executive with 20+ years of success growing audiences, revenue and brand engagement

Distinguished & Experienced Board of Directors

Ramin Arani
INDEPENDENT DIRECTOR

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network

Patrick Wachsberger
INDEPENDENT DIRECTOR

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films

Kenneth Solomon
INDEPENDENT DIRECTOR

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV

Craig Foster
INDEPENDENT DIRECTOR

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.

Jay Krigsman
INDEPENDENT DIRECTOR

Executive Vice President and Asset Manager of The Krausz Companies

Tim Spengler
INDEPENDENT DIRECTOR

Current President of Dentsu Aegis and former President of Clear Channel Media and Interpublic Group

Bridget Baker
INDEPENDENT DIRECTOR

Former President of Content and TV Network Distrubution of Comcast and NBCUniversall

Strong Suite of Formal Advisors

Steven Bornstein

Former CEO of ESPN and NFL Network

Jason Flom

CEO of Lava Records

Chris McGurk

Former CEO of MGM and Universal Pictures

Roger Werner

Former CEO and President of ESPN and Speedvision

Jules Haimovitz

Former President of Viacom and founder of Showtime

20

LIVE XLIVE

LIVEXLIVE Summary

- Predictable revenue driven by subscription
- Low content costs
- Strong opportunity for growth
- Multiple monetization paths
- Early wins with key sponsors, advertisers & distribution partners
- Proven management team and experienced board and advisors with industry expertise


LIVE XLIVE
NASDAQ: LIVX
IR@LIVEXLIVE.COM
LIVE XLIVE